
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                         MONTHLY PERIOD ENDING JANUARY 31, 2002
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1997-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $107,551,020.07
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $  9,713,298.04
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    622,513.92
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    470,535.71
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1997-A   Certificates                                                                $  9,865,276.25
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1997-A  Certificates                                                                 $107,551,020.07
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable to
            the Series 1997-A -Certificates                                                             $185,357,142.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $          0.00
                                                                                                        ---------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 60,000,000.00
                                                                                                        ---------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $  1,078,186.46
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     74,948.96
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    117,283.33
                                                                                                        ---------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                             0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                             0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                             0.00
                                                                                                        ---------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $  1,078,186.46
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $     74,948.96
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    117,283.33
                                                                                                        ---------------

14.         To the knowledge of the undersigned, no Series 1997-A Pay Out Event or Trust Pay Out
            Event has occurred except as described below:
            None



          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  12th  day  of  February,  2002.

          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   R.  Brian  Rozelle
          -----------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President